                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     4,717,500.00
            Class B Note Interest Requirement                       279,708.54
            Class C Note Interest Requirement                       116,016.07
                      Total                                       5,113,224.61

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          5.55000
            Class B Note Interest Requirement                          5.79167
            Class C Note Interest Requirement                          1.71583

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         850,000,000
            Class B Note Principal Balance                          48,295,000
            Class C Note Principal Balance                          67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       815,625.00
            Class B Note Interest Requirement                        77,031.25
            Class C Note Interest Requirement                       123,638.17
                      Total                                       1,016,294.42

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.08750
            Class B Note Interest Requirement                          1.23250
            Class C Note Interest Requirement                          1.53861

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       791,458.33
            Class B Note Interest Requirement                        77,031.25
            Class C Note Interest Requirement                       121,696.21
                      Total                                         990,185.80

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.05528
            Class B Note Interest Requirement                          1.23250
            Class C Note Interest Requirement                          1.51444

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       759,220.00
            Class B Note Interest Requirement                        75,730.28
            Class C Note Interest Requirement                       125,098.75
                      Total                                         960,049.03

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.06333
            Class B Note Interest Requirement                          1.27278
            Class C Note Interest Requirement                          1.63528

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         714,000,000
            Class B Note Principal Balance                          59,500,000
            Class C Note Principal Balance                          76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)    Required Owner Trust Spread Account Amount                 8,500,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       523,611.11
            Class B Note Interest Requirement                        51,688.99
            Class C Note Interest Requirement                        89,762.86
                      Total                                         665,062.96

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.04722
            Class B Note Interest Requirement                          1.24056
            Class C Note Interest Requirement                          1.67556

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         500,000,000
            Class B Note Principal Balance                          41,666,000
            Class C Note Principal Balance                          53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)    Required Owner Trust Spread Account Amount                 5,952,380.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       755,208.33
            Class B Note Interest Requirement                        76,527.78
            Class C Note Interest Requirement                       131,406.02
                      Total                                         963,142.13

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.00694
            Class B Note Interest Requirement                          1.22444
            Class C Note Interest Requirement                          1.63528

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,967,423.67

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                 3,850,000.00
            Class B Note Interest                                    87,966.67
            Class C Note Interest                                   150,800.00
                      Total                                       4,088,766.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                      4.58333
            Class B Note Interest                                      1.25667
            Class C Note Interest                                      1.67556

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,299,200.00
            Class B Note Interest Requirement                       137,870.83
            Class C Note Interest Requirement                       237,075.00
                      Total                                       1,674,145.83

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.03111
            Class B Note Interest Requirement                          1.31306
            Class C Note Interest Requirement                          1.75611

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,063,720.00
            Class B Note Interest Requirement                       112,326.67
            Class C Note Interest Requirement                       198,360.00
                      Total                                       1,374,406.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.05528
            Class B Note Interest Requirement                          1.33722
            Class C Note Interest Requirement                          1.83667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,008,000,000
            Class B Note Principal Balance                          84,000,000
            Class C Note Principal Balance                         108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       866,133.33
            Class B Note Interest Requirement                        88,530.56
            Class C Note Interest Requirement                       156,600.00
                      Total                                       1,111,263.89

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.03111
            Class B Note Interest Requirement                          1.26472
            Class C Note Interest Requirement                          1.74000

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,165,220.00
            Class B Note Interest Requirement                       119,206.11
            Class C Note Interest Requirement                       211,120.00
                      Total                                       1,495,546.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.99083
            Class B Note Interest Requirement                          1.21639
            Class C Note Interest Requirement                          1.67556

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,176,000,000
            Class B Note Principal Balance                          98,000,000
            Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,370,250.00
            Class B Note Interest Requirement                       137,870.83
            Class C Note Interest Requirement                       240,337.50
                      Total                                       1,748,458.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.08750
            Class B Note Interest Requirement                          1.31306
            Class C Note Interest Requirement                          1.78028

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,248,450.00
            Class B Note Interest Requirement                       126,029.17
            Class C Note Interest Requirement                       219,675.00
                      Total                                       1,594,154.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.99083
            Class B Note Interest Requirement                          1.20028
            Class C Note Interest Requirement                          1.62722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       866,133.33
            Class B Note Interest Requirement                        86,838.89
            Class C Note Interest Requirement                       154,425.00
                      Total                                       1,107,397.22

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.03111
            Class B Note Interest Requirement                          1.24056
            Class C Note Interest Requirement                          1.71583

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       922,973.33
            Class B Note Interest Requirement                        94,902.50
            Class C Note Interest Requirement                       177,842.50
                      Total                                       1,195,718.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.99889
            Class B Note Interest Requirement                          1.23250
            Class C Note Interest Requirement                          1.79639

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       659,750.00
            Class B Note Interest Requirement                        68,089.58
            Class C Note Interest Requirement                       132,131.25
                      Total                                         859,970.83

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.04722
            Class B Note Interest Requirement                          1.29694
            Class C Note Interest Requirement                          1.95750

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         630,000,000
            Class B Note Principal Balance                          52,500,000
            Class C Note Principal Balance                          67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       922,973.33
            Class B Note Interest Requirement                        96,143.06
            Class C Note Interest Requirement                       181,830.00
                      Total                                       1,200,946.39

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.99889
            Class B Note Interest Requirement                          1.24861
            Class C Note Interest Requirement                          1.83667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                               Distribution Date: 7/15/2003
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,248,450.00
            Class B Note Interest Requirement                       131,104.17
            Class C Note Interest Requirement                       247,950.00
                      Total                                       1,627,504.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.99083
            Class B Note Interest Requirement                          1.24861
            Class C Note Interest Requirement                          1.83667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

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
                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                               Distribution Date: 7/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,169,686.00
            Class B Note Interest Requirement                       115,608.50
            Class C Note Interest Requirement                       240,932.00
                      Total                                       1,526,226.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.03917
            Class B Note Interest Requirement                          1.23250
            Class C Note Interest Requirement                          1.99778

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,125,600,000
            Class B Note Principal Balance                          93,800,000
            Class C Note Principal Balance                         120,600,000

(iv)   Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)    Required Owner Trust Spread Account Amount                13,400,000.00



                                      By:
                                             -----------------------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

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